UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2010 (March 16, 2010)

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 16, 2010, we entered into an underwriting agreement with Denbury Onshore, LLC and Denbury Gathering & Marketing, Inc., affiliates of Denbury Resources Inc., and certain members of the Davison family (including James E. Davison, a director of the Partnership’s general partner) identified in the underwriting agreement, and, as representatives of the several underwriters named in the underwriting agreement, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and RBC Capital Markets Corporation. The underwriting agreement provided for the secondary public offering of 6,250,000 common units representing limited partnership interests in us that are owned by the selling unitholders. In addition, the underwriters had a 30-day option to purchase up to 937,500 additional common units from the Davison family members to cover over-allotments, which was exercised in connection with the closing of the offering of the 6,250,000 common units. The units being sold are registered under the Securities Act of 1933, as amended, pursuant to registration statements on Form S-3 (File Nos. 333-164483 and 333-150239). The underwriters offered the units at an initial offering price to the public of $20.50 per unit. The transaction closed on March 19, 2010.

A copy of the underwriting agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The description of the underwriting agreement contained herein is qualified in its entirety by the full text of such exhibit.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibits.
1.1	Underwriting Agreement dated March 16, 2010 among Genesis Energy, L.P., Denbury Onshore, LLC, Denbury Gathering & Marketing, Inc., certain members of the Davison family identified therein, and, as representatives of the several underwriters named therein, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and RBC Capital Markets Corporation

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP with respect to the legality of the common units

8.1	Opinion of Akin Gump Strauss Hauer & Feld LLP as to certain federal income tax matters

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1)

23.2	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P. (a Delaware limited partnership)

	By:	GENESIS ENERGY, LLC, as its sole general partner

Date: March 22, 2010	By:	/S/ ROBERT V. DEERE
Robert V. Deere Chief Financial Officer

EXHIBIT INDEX

1.1	Underwriting Agreement dated March 16, 2010 among Genesis Energy, L.P., Denbury Onshore, LLC, Denbury Gathering & Marketing, Inc., certain members of the Davison family identified therein, and, as representatives of the several Underwriters named therein, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and RBC Capital Markets Corporation

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP with respect to the legality of the common units

8.1	Opinion of Akin Gump Strauss Hauer & Feld LLP as to certain federal income tax matters

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1)

23.2	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1)